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Independent Accountant’s Report on Applying Asset Agreed Upon Procedures

The Board of Directors of
NewDay Funding Master Issuer PLC
1 Bartholomew Lane
London
EC2N 2AX
United Kingdom
(the “Issuer”)

The Board of Directors of
NewDay Ltd
7 Handyside Street
London
N1C 4DA
United Kingdom
(the “Originator”)

NewDay Cards Ltd
7 Handyside Street
London
N1C 4DA
United Kingdom
(“NewDay Cards”, and together with Banco Santander and BNPP, the “Co-Arrangers”)

Banco Santander, S.A.
Edificio Encinar
Avenida de Cantabria
Boadilla del Monte
Madrid
28660
Spain
(“Banco Santander”)

Santander Investment Securities Inc.
45 East 53rd Street,
New York,
New York 10022,
United States
(“Santander Securities”)

BNP Paribas
10 Harewood Avenue,
London
NW1 6AA
United Kingdom
(“BNPP”)

Merrill Lynch International
2 King Edward Street
London
EC1A 1HQ

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© 2021 Deloitte LLP. All rights reserved.

(“BofA”)

Societe Generale SA
29, Boulevard Haussmann
Paris
75009
(“SocGen”, and together with Banco Santander, Santander Securities, BNPP and BofA, the “Joint Lead Managers”)

and the other Managers (as defined in Appendix 1 of the Engagement Letter)

11 January 2021

PROPOSED ISSUE BY NEWDAY FUNDING MASTER ISSUER PLC OF SERIES 2021-1 CREDIT CARD RECEIVABLES-BACKED FLOATING AND/OR FIXED RATE NOTES (the “Issue”)
Dear Sirs/Mesdames,

We have performed the procedures enumerated below, which were agreed to by the Issuer, the Originator, the Co-Arrangers, the Joint Lead Managers and the Managers (as defined in Appendix 1 of the Engagement Letter). The procedures were performed solely for the purpose of reporting on certain characteristics of credit card receivables (the “Loan Pool”) related to the issuance of credit card receivables-backed floating rate securities by the Issuer. This agreed upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Issuer, the Originator, the Co-Arrangers, the Joint Lead Managers and the Managers. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.
This report (the “Asset Agreed Upon Procedures Report”) is addressed to the Board of Directors of the Issuer, to the Board of Directors of the Originator, to the Co-Arrangers, to the Joint Lead Managers and to the Managers identified in Appendix 1 of the Engagement Letter who have agreed to participate in the proposed Issue.
These procedures were established with the Issuer, the Originator, the Co-Arrangers, the Joint Lead Managers and the Managers and the sufficiency of the procedures as described below is solely the responsibility of the Issuer and the Originator, the Co-Arrangers, the Joint Lead Managers and the Managers.
The procedures that we performed and our findings are as follows:
1.	Scope of our work and factual findings

The procedures performed were as defined in Appendix 4 of the Engagement Letter (the “Agreed Upon Procedures”).

The Originator provided us with a data file ‘FINAL_OUTPUT_AUP2.csv’ (the “First Pool Run”) containing information of the of 1,598,520 account numbers in the Loan Pool as at 28 February 2020 (the “Cut-off Date”). A random sample of 459 account numbers was selected from the First Pool Run using the sampling approach below (the “Sample”, and together with the First Pool Run, the “Sample Pool”).

We have carried out the Agreed upon Procedures on the Sample Pool during the period 9 April to 26 May 2020.

The sampling approach

Sampling confidence is the probability that the actual errors, within a total population, are contained within the range of an estimate. Precision is the range of that estimate. The precision limit is the estimated maximum predicted number of errors within the total population. Sampling confidence and precision are stated in percentages.

Attribute sampling is a method of assessing the rate of occurrences of a specified attribute in a population and requires agreed upon procedures in relation to certain characteristics of a random sample of individual loans.

In this case the Agreed Upon Procedures related to the documentation and procedures that support the Sample Pool contained in the First Pool Run.

Our method of calculating attribute sample sizes is based on the binomial probability distribution.

Statistical tests can only provide estimates of the error.

The procedures we have undertaken, set out in paragraphs 2.1 to 2.10 under the agreed upon procedures sections below, have been limited to confirming that the selected attribute from the First Pool Run information relating to the Sample Pool agreed to the original loan documentation or copies thereof provided to us in the loan file. We are entitled to assume that the loan documentation is correct and we have not sought to independently verify this information. The loan documentation used in these Agreed Upon Procedures was the was the Credit Agreement, Experian screenshot and the primary system of record named Vision (the “System”).

Objectives

On the assumption that the information in the First Pool Run is a complete and accurate representation of the Loan Pool, the sample sizes chosen were designed with the objective of us being able to state that we are 99% confident that not more than 1% of the population of the First Pool Run contained an error in the relevant attribute. Where errors were found in the Sample Pool, we have re-calculated the percentage errors that there might be in the First Pool Run and noted the revised percentage below. It is for you to ensure you understand this basis of reporting and to determine whether the errors are acceptable to you and for the purposes of the Issue.

2.	Pool agreed upon procedures

For each loan in the Sample Pool we carried out the following agreed upon procedures and have given a confidence and precision percentage for each procedure.

For the purposes of this report, the failure of a single attribute is termed an error.

2.1	Borrower Name
2.1.1
For each loan in the Sample Pool, we confirmed whether the primary cardholder’s full name shown in the Sample Pool substantially agreed to the primary cardholder’s full name on the Credit Agreement, or if not available or different, on the Experian screenshot. Substantially agreed is defined as being able to identify the name where minor spelling errors or reversals of initials had occurred. We found that the primary cardholder’s full name substantially agreed to the Credit Agreement, or if not available or different, on the Experian screenshot, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.
2.1.2
For each loan in the Sample Pool, we confirmed whether the primary cardholder’s full name shown in the Sample Pool substantially agreed to the primary cardholder’s full name on the System. Substantially agreed is defined as being able to identify the name where minor spelling errors or reversals of initials had occurred. We found that the primary cardholder’s full name substantially agreed to the System, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.
2.2	Postcode
2.2.1
For each loan in the Sample Pool, we confirmed whether the primary cardholder’s postcode shown in the Sample Pool agreed to the postcode on the System. We found that the primary cardholder’s postcode agreed to the System, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.
2.2.2
For each loan in the Sample Pool, we confirmed whether the primary cardholder’s postcode shown in the Sample Pool agreed to the postcode on the Credit Agreement. If the postcode on the Credit Agreement was not available or different, we agreed it to the Experian screenshot or address change details within the System. We found that the primary cardholder’s postcode agreed as above, except for 1 case.

DT Ref	Description of exception
DT356	Postcode not shown on Credit Agreement/Experian screenshot not available

As a result of the procedures performed there is a 99% confidence that not more than 2% of the First Pool Run contained errors.
2.3	Aged over 18
2.3.1
For each loan in the Sample Pool, we confirmed whether the primary cardholder’s current age was greater than 18 years old on the account opened date by calculating the variance between the date of birth shown on the Credit Agreement or Experian screenshot and the account opened date. We found that the primary cardholder was aged over 18 years of age on the account opened date, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.
2.3.2
For each loan in the Sample Pool, we confirmed whether the primary cardholder’s current age was greater than 18 years old on the account opened date by calculating the variance between the date of birth shown on the System and the account opened date. We found that the primary cardholder was aged over 18 years of age on the account opened date, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.
2.4	Account Number
For each loan in the Sample Pool, we confirmed whether the account number shown in the Sample Pool agreed to the account number on the System. We found that the account number agreed to the System, with no exception.
As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.
2.5	Account Opened Date
For each loan in the Sample Pool, we confirmed whether the account opened date shown in the Sample Pool agreed to the account opened date on the System.  We found that the account opened date agreed to the System, with no exception.
As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.
2.6	Purchase Interest Rate
For each loan in the Sample Pool, we confirmed whether the primary cardholder’s card purchase interest rate shown in the Sample Pool agreed to the purchase interest rate on the System, to within +/- 0.055%. We found that the purchase interest rate agreed to the System, to within +/- 0.055%, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.
2.7	Credit Limit
For each loan in the Sample Pool, we confirmed whether the primary cardholder’s credit limit shown in the Sample Pool agreed to the latest credit limit on the System, rounded to within +/-£1. We found that the credit limit agreed to the System, rounded to within +/-£1, with no exception.
As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.
2.8	Balance
For each loan in the Sample Pool, we confirmed whether the card balance as at the Cut-off Date shown in the Sample Pool agreed to the current balance shown on the System. We found that the card balance as at the Cut-off Date agreed to the System, with no exception.
As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.
2.9	Arrears
For each loan in the Sample Pool, we confirmed whether the number of cycles in arrears as at the Cut-off Date shown in the Sample Pool agreed to the number of cycles in arrears on the System. We found that the number of cycles in arrears as at the Cut-off Date agreed to the System, with no exception.
As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.
2.10	Brand
For each loan in the Sample Pool, we confirmed whether the brand shown in the Sample Pool, agreed to the brand on the System. We found that the brand agreed to the System, with no exception.
As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.
3.	Scope of our Asset Agreed Upon Procedures Report

The scope of our work in preparing this Asset Agreed Upon Procedures Report was limited solely to those procedures set out above. We were not engaged to and did not conduct an audit the objective of which would be the expression of an opinion on the matters subject to the procedures described above. Accordingly we do not express any opinion or overall conclusion on the procedures we have performed. You are responsible for determining whether the scope of our work specified is sufficient for your purposes and we make no representation regarding the sufficiency of these procedures for your purposes. If we were to perform additional procedures, other matters might come to our attention that would be reported to you.

This Asset Agreed Upon Procedures Report should not be taken to supplant any other enquiries and procedures that may be necessary to satisfy the requirements of the recipients of this Asset Agreed Upon Procedures Report.

This Asset Agreed Upon Procedures Report has been prepared for use in connection with the offering of securities inside of the United States and in accordance with United States attestation standards established by the American Institute of Certified Public Accountants and not in accordance with United Kingdom or other professional standards. This Asset Agreed Upon Procedures Report is only intended to be relied on in connection with any obligations or responsibilities in connection with the Issue that you may have under any legislation, regulations and/or rule of law under United States federal or state securities law. We accept no responsibility to, and deny any liability to, any person or in any way arising from or in connection with the use of this Asset Agreed Upon Procedures Report in connection with any offering of securities outside the United States.

4.	Use of this Asset Agreed Upon Procedures Report

Subject to the terms specified in in our Engagement Letter dated 8 January 2021, this Asset Agreed Upon Procedures Report is provided solely for the private information and use of the Issuer, the Originator, the Co-Arrangers, the Joint Lead Managers and the Managers and is not intended to be and should not be used by anyone other than the Issuer, the Originator, the Co-Arrangers, the Joint Lead Managers and the Managers. This Agreed Upon Procedures Report should not be included in any publicly filed or publicly available document nor should this Agreed Upon Procedure Report, the services performed hereunder, or Deloitte’s engagement hereunder be referred to in any publicly filed or publicly available document, in each case, except under the terms specified in our Engagement Letter. For the avoidance of doubt, the Co-Arrangers, the Joint Lead Managers and the Managers are being provided with the Asset Agreed Upon Procedures Report in their capacity as addressees and not the engaging party.

If you have any questions or would like to discuss the content of this Asset Agreed Upon Procedures Report please do not hesitate to contact Dan Keeble on 0207 303 4461.

Yours truly,

Deloitte LLP